© MediciNova, Inc. 2007
Accelerating
the global development
and commercialization of
innovative pharmaceutical
products
Accelerating
the global development
and commercialization of
innovative pharmaceutical
products
Exhibit 99.1

© MediciNova, Inc. 2007
This presentation may contain “forward looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These
statements include statements regarding the expected progress of the development of the Company’s product candidates and  potential licensing, collaboration and partnering plans.
These statements are based
on certain assumptions made by the Company’s management that are believed to be reasonable at the time.  Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, including results of clinical studies, interest of potential collaborators in the market and other risks and uncertainties, including those described in the Company’s filings with the
Securities and Exchange Commission.  These assumptions, risks and uncertainties could cause the Company’s actual results to differ materially from those implied or expressed by the forward-looking statements.
Safe Harbor Statement
Safe Harbor Statement

© MediciNova, Inc. 2007
•
US-based pharmaceutical development company:
–
Unique access to differentiated, high-value, lower-risk in-licensed assets from
Japanese alliances
–
Focused on mid-to-late stage clinical development
–
Management team has global development/commercialization experience
•
Commercially-attractive clinical pipeline:
–
8 compounds in 10 different therapeutic indications;
7 programs in Phase II or later
–
Key market advantages for each unique molecule
–
Multi-billion dollar collective market potential
•
Well-capitalized:
–
$212 M raised from inception; $104 M cash as of 12/31/06
–
Successful IPO ($122.5 M gross) on Osaka Securities Exchange (OSE; code:
4875) in February 2005
–
NASDAQ listing December 2006 (MNOV); recent NASDAQ offering (1 M shares
@ $12) in February 2007 to introduce MNOV to new US shareholders
Corporate Overview
Corporate Overview

© MediciNova, Inc. 2007
Business Model
Business Model
•
In-license high-value, differentiated small molecule product candidates at the late preclinical-early Phase II clinical development stage at attractive terms from mid-sized
Japanese pharmaceutical companies
•
Add significant value through rapid advancement of product candidates through proof-of-concept Phase II/III clinical trials
•
Secure strategic alliances at key value inflection points
•
Selectively retain and commercialize certain product candidates for maximum ROI
Sales/
Marketing
Phase III Phase II Phase I Late Preclinical Research
Drug Development
Partner:
$$$$$
Commercialize:
$$$$$$$$$$
In-License:
$

© MediciNova, Inc. 2007
Proven Global Success of Drugs
In-Licensed from Japan
Proven Global Success of Drugs
In-Licensed from Japan
Drugs discovered in Japan are being snapped up by Western companies:
Drug
(Date Launched)
Treatment
Japanese
Discoverer
Partner in U.S.
Peak World-Wide
Sales
Pravachol (1991)
High
cholesterol
Sankyo
Bristol-Myers
Squibb
$3.3 billion
Prevacid (1995) Heartburn Takeda Abbott $4.3 billion
Aricept (1997) Alzheimer's Eisai Pfizer $1.1 billion
Abilify (2002) Schizophrenia Otsuka
Bristol-Myers
Squibb
$2 billion (a)
Crestor (2003)
High
cholesterol
Shionogi AstraZeneca $4 billion (a)
(a) Analyst estimate
Source: the companies
Others: Pepcid (Merck), Cardizem (Aventis), Lupron (TAP), Atacand (AstraZeneca),
Biaxin (Abbott), Levaquin (J&J), Noroxin (Merck), Tequin (BMS) ….MORE

© MediciNova, Inc. 2007
Japanese Pharma Alliances
Japanese Pharma Alliances
•
Unique access to mid-sized Japanese pharma
companies with no U.S. and/or European
development capabilities
•
Acquire rights to select, high quality compounds
in U.S. and select ex-U.S. markets
•
Favorable deal terms:
–
Modest milestone payments (e.g., no more than $1M
upfront)
–
Reasonable royalties (e.g., 14% maximum on U.S.
sales > $500M)
–
No stacking royalties (i.e., ~65/35% split with
originator on out-licensing)
•
Proven track record – 8 compounds acquired in 6
years
•
Self-renewing model
553 Kissei
602 Kyorin
618 Mochida
681 Kaken
741 Tsumura
759 Hisamitsu
842 Santen
995 Meiji
1,422 Kyowa-Hakko
1,320 Ono
1,563 Tanabe
1,812 Shionogi
2,129 Mitsubishi
2,540 Taisho
2,863 Chugai
2,874 Sumitomo
4,845 Eisai
7,836 Astellas
8,330 Daiichi-Sankyo
10,208 Takeda
2005 Sales ($M) Japanese Pharmaceutical Company
MediciNova partner
Conduct US trials directly

© MediciNova, Inc. 2007
Commercially-Attractive
Diversified Portfolio
Commercially-Attractive
Diversified Portfolio
6 Years
8 Compounds
10 Indications
6 Years
8 Compounds
10 Indications
Product candidate (indication)
Preclinical
Phase 1
MN-166 (Multiple sclerosis)
MN-305 (Anxiety Disorders/Insomnia)
MN-221 (Status Asthmaticus)
MN-001 (Bronchial asthma)
MN-001 (Interstitial cystitis)
MN-029 (Solid tumors)
Phase 2 Phase 3
MN-246 (Urinary incontinence)
Approval
MN-221 (Preterm labor)
MN-447 & MN-462 (Thrombosis)

© MediciNova, Inc. 2007
3 Near-Term Opportunities
Show Pipeline Breadth and Value
3 Near-Term Opportunities
Show Pipeline Breadth and Value
•
MN-001: Bronchial Asthma
–
Phase III initiated 4Q06
–
Bonus indication: interstitial cystitis -
in pivotal Phase II/III
–
>$1B 5
th
year sales
•
MN-221: Status Asthmaticus
–
Phase II initiated 4Q06
–
Potential to change treatment paradigm
–
>$500M 5
th
year sales
•
MN-166: Multiple Sclerosis
–
Positive 297-patient Phase II;
Phase III to start 2H07
–
Capitalizes on market need for oral
medication
–
>$1B 5
th
year sales
Product candidate (indication)
Preclinical
Phase 1
MN-166 (Multiple sclerosis)
MN-305 (Anxiety Disorders/Insomnia)
MN-221 (Status Asthmaticus)
MN-001 (Bronchial asthma)
MN-001 (Interstitial cystitis)
MN-029 (Solid tumors)
Phase 2 Phase 3
MN-246 (Urinary incontinence)
Approval
MN-221 (Preterm labor)
MN-447 & MN-462 (Thrombosis)
Product candidate (indication)
Preclinical
Phase 1
MN-166 (Multiple sclerosis)
MN-305 (Anxiety Disorders/Insomnia)
MN-221 (Status Asthmaticus)
MN-001 (Bronchial asthma)
MN-001 (Interstitial cystitis)
MN-029 (Solid tumors)
Phase 2 Phase 3
MN-246 (Urinary incontinence)
Approval
MN-221 (Preterm labor)
MN-447 & MN-462 (Thrombosis)

© MediciNova, Inc. 2007
MN-001 (Asthma)
MN-001 (Asthma)
Positive US Phase II results (12/05);
Phase III initiated 4Q06
Milestones
– Combined mechanism of leading
brands (Singulair®, Zyflo® and Daxas®)
with broader efficacy
– Improved safety (no steroid-like side
effects)
– Convenience of oral administration
(improved compliance)
– New US composition patent (market
exclusivity > 2023)
Advantages
5
th
yr sales > $1 B Market Potential
Kyorin Pharmaceutical (2002) Source

© MediciNova, Inc. 2007
MN-001 Competitive Advantages
MN-001 Competitive Advantages
< $90M Liver toxicity No No BID Accolate
> $3B No Yes Yes
TID/BID;
QD in
development
MN-001
< $10M Liver toxicity No No
QID; BID in
clinical trials
Zyflo
No
Safety
Issues
$3B No No QD Singulair
Market
Opportunity
Steroid
Sparing
Anti-
Inflammatory
Dosing Compound
Potential First Line Therapy for the Treatment of Bronchial Asthma

© MediciNova, Inc. 2007
MN-001 Value-Added
MN-001 Value-Added
At Acquisition
•
Large preclinical and early clinical database
Value-Added
•
Elucidation of mechanism of action
•
cGMP manufacturing (API and new formulation)
•
Expanded dose range (through Phase I testing)
•
Clinical proof-of-concept (in Phase II trial)
•
New composition of matter and method of manufacture patent
•
New indication – Interstitial Cystitis (Ph II/III results 4Q06)
Next Steps (in progress)
•
Phase III clinical testing to establish market differentiation (oral controller with anti-inflammatory activity, steroid-sparing)
•
Develop once-a-day dosage form

Mean FEV1 (L) Change from Baseline (+SD)

MEDICINOVA

© MediciNova, Inc. 2007
MN-001 Key Data
MN-001 Key Data
Mean FEV1 (L) Change from Baseline
Population: Intent-to-Treat (Observed Cases)
FEV1: Forced expiratory volume in the first second.
Note: Baseline is the Visit 3 pre-bronchodilator measurement.
p=0.021 p=0.058 p=0.305
Proof-of-Concept in Mild-to-Moderate Asthmatics
Statistically significant
improvement in mean
FEV1 after 4 weeks with
500 mg TID compared
to placebo (p=0.021;
intent-to-treat, observed
cases)
-0.5
-0.4
-0.3
-0.2
-0.1
0.0
0.1
0.2
0.3
0.4
0.5
Placebo 500mg TID MN-001 750mg BID MN-001 750mg QD MN-001

© MediciNova, Inc. 2007
MN-221 (Status Asthmaticus)
MN-221 (Status Asthmaticus)
US Phase II 4Q06 Milestones
– Clinically-proven mechanism of action
(highly selective
2
-adrenergic
receptor agonist)
– Greater cardiovascular safety (less
1
-
adrenergic receptor stimulation)
– More reliable, effective and rapid route
of administration (i.v. vs. inhaled)
Advantages
5
th
yr sales ~ $500 M
Market Potential
Kissei Pharmaceutical (2004)
Source

© MediciNova, Inc. 2007
MN-221 Competitive Advantages
MN-221 Competitive Advantages
No Yes Yes Yes IV (Ph II) MN-221
?
?
Yes
Rapid
Action
Yes
Yes
No
Reliable
Delivery
Liver toxicity No IV (Ph I / II) Zyflo
No No IV (Ph III) Singulair
Cardiovascular
(palpitations)
Safety Issues
Yes
Inhaled;
nebulized
ß-Agonists
Proven
Mechanism
Dosing Compound

© MediciNova, Inc. 2007
MN-221 Value-Added
MN-221 Value-Added
At Acquisition
•
Large preclinical and early clinical database (in preterm labor)
Value-Added
•
Initiated cGMP product manufacturing
•
Changed clinical dosing paradigm
•
Determined safety of new dosing paradigm (through Phase I
testing)
•
New indication – Status Asthmaticus
Next Steps (in progress)
•
Phase II proof-of-concept testing

© MediciNova, Inc. 2007
MN-221 Key Data
MN-221 Key Data
Recovery from Ragweed-induced Bronchoconstriction in Dogs
0 1 2 3 4 5
0
10
20
30
40
50
60
70
80
90
100
110
120
Vehicle
MN-221 (400 g/kg)
baseline
response
MN-221 (120 g/kg)
MN-221 ( 0 g/kg)
MN-221 (12 g/kg)
MN-221 g/kg)
MN-221 (0.4 g/kg)
peak
response
Time after Injection (minutes)

© MediciNova, Inc. 2007
MN-166 (Multiple Sclerosis)
MN-166 (Multiple Sclerosis)
Positive Phase II results 1Q07;
Phase III to start 2H07
Milestones
– Oral treatment for MS
– 16 years proven clinical safety and
efficacy in inflammatory disorders
(asthma, stroke) in Japan
– Large preclinical and clinical database
(3.2M patients treated; >15,000 in
formal clinical safety database)
– New US use patent
Advantages
5
th
yr sales ~ $1 B
Market Potential
Kyorin Pharmaceutical (2004)
Source

© MediciNova, Inc. 2007
No neutralizing
antibodies
formed; no loss of
effect
Pilot clinical data
suggestive of 50%
reduction in
relapse
Oral
MN-166
Relative benefit gained from existing drugs may
decline over time - possibly due to presence of
neutralizing antibodies
Current relapse reduction rate is ~33%
(Significant market advantage for a drug with a
relapse reduction rate of 50% or higher)
Intravenous or subcutaneous injection
(Injection site pain, swelling, and itching)
Interferon Products
Longer duration
of effect
Greater efficacy
More
convenient dosing
Unmet Need
MN-166 Competitive Advantages
MN-166 Competitive Advantages

© MediciNova, Inc. 2007
MN-166 Value-Added
MN-166 Value-Added
At Acquisition
•
Large preclinical and clinical database
•
16 years of clinical safety history
•
Pilot data in MS patients
Value-Added
•
Completed first year of large (297-patient) clinical proof-of-
concept Phase II study
•
Initiated cGMP API manufacturing
Next Steps (in progress)
•
Phase III clinical testing
•
Develop once-a-day dosage form

© MediciNova, Inc. 2007
Reduction of Relapse Rate
in 6 MS Patients
Normalization of Serum Cytokine
Levels in 11 MS Patients
Cytokine % Change
Th1
IFN- -28
TNF- -35
Th2
IL-4 +119
IL-10 +64
0
1
2
3
4
5
Pre-Treatment Post-Treatment
MN-166 Key Pilot Clinical Data
MN-166 Key Pilot Clinical Data

© MediciNova, Inc. 2007
MN-166 Key Phase II Data
MN-166 Key Phase II Data
0.0352
% brain volume change:
pbo: -1.2%, 60 mg: -0.79%
0.087
Cumulative volume of Gd-enhancing lesions:
pbo - 2128 mm
3
, 60 mg - 1756 mm
3
0.033
% of subjects exacerbation-free for 1 year:
pbo - 41%, 60 mg - 56.1%
0.0438
Time to first relapse:
Median for 60 mg > 1 year
Median for pbo - 244 days
0.0752
Completers - annualized relapse rate:
pbo - 0.8, 60 mg - 0.6
(pbo - 42.7% vs. 60 mg - 60% with no relapses)
p-value
(pbo vs. 60 mg/d)
Outcome Measure

© MediciNova, Inc. 2007
Renewable Business Model:
Two Newly-Acquired Product Opportunities
Renewable Business Model:
Two Newly-Acquired Product Opportunities
•
Two novel cardiovascular preclinical
products acquired from 4
th
Japanese
partner (Meiji Seika Kaisha, Ltd.)
•
Modest investment with potentially large
return in multi-$B cardiovascular market
–
MN-447 – Antithrombotic with novel
MOA (GPIIbIIIa/ v 3) affecting clot
formation
–
MN-462 – Antithrombotic with novel
MOA (carboxypeptidase b inhibitor)
affecting clot lysis
•
Underscores ability to replenish pipeline
with innovative, high-value product
opportunities
Product candidate (indication)
Preclinical Phase 1
MN-166 (Multiple sclerosis)
MN-305 (Anxiety Disorders/Insomnia)
MN-221 (Status Asthmaticus)
MN-001 (Bronchial asthma)
MN-001 (Interstitial cystitis)
MN-029 (Solid tumors)
Phase 2 Phase 3
MN-246 (Urinary incontinence)
Approval
MN-221 (Preterm labor)
MN-447 & MN-462 (Thrombosis)
Product candidate (indication)
Preclinical Phase 1
MN-166 (Multiple sclerosis)
MN-305 (Anxiety Disorders/Insomnia)
MN-221 (Status Asthmaticus)
MN-001 (Bronchial asthma)
MN-001 (Interstitial cystitis)
MN-029 (Solid tumors)
Phase 2 Phase 3
MN-246 (Urinary incontinence)
Approval
MN-221 (Preterm labor)
MN-447 & MN-462 (Thrombosis)

© MediciNova, Inc. 2007
Management Team
with Global Experience
Management Team
with Global Experience
Ligand, General Electric Medical
Systems, Hybritech, Molecular Biosystems
24
Lynn Terhorst, MBA
VP, Business Planning & Analysis
Clinical Advisors, D3 Capital,
Lippert/Heilshorn, Sutro & Co.
24
Bonnie Feldman, DDS, MBA
VP, Investor Relations & Corporate
Communications
15
8
22
29
31
Years
Experience
Daiwa Securities SMBC, Sumitomo Capital
Securities, Sumitomo Bank
Masatsune Okajima, CMA
VP, Head of Japanese Office
KPMG USA (Audit), Arthur Andersen USA
Shintaro Asako, CPA
Chief Financial Officer
Incara, Indevus, BMS
Richard Gammans, PhD, MBA
Chief Development Officer
Tanabe Research Laboratories USA,
Indevus, Hoechst
Kenneth W. Locke, PhD
Chief Business Officer
Prof. USC, Pitt; Advisor to JAFCO, Tanabe
Director, Avigen, Inc.
Yuichi Iwaki, MD, PhD
Executive Chairman, CEO
Life Sciences Background LEADERSHIP

© MediciNova, Inc. 2007
MediciNova, Inc. Today
MediciNova, Inc. Today
•
Market-driven, commercially-focused mid-stage pharma company
•
Innovative business model:
–
Steady inflow of high-quality molecules, primarily from mid-size Japanese pharma
–
Focus on large, lucrative, underserved markets
–
Therapeutic & and molecular diversity lowers risk & optimizes reward
•
Rich mid- to late-stage clinical development pipeline:
–
6 years, 8 compounds, 10 indications
–
Small molecules with clear market advantages & strong IP
–
Multi-billion dollar market potential
•
Portfolio growth strategy: build to profitability through out-
licensing & retained commercial rights
•
Well-capitalized: poised for success